Exhibit 99.1

Exhibit 99.1

Navient

Investor Roadshow

April 2014

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of April 17, 2014 (unless otherwise noted) and should be read in connection with the Registration Statement on Form 10, as amended (the “Form 10”), filed by Navient Corporation (“Navient”) with the Securities and Exchange Commission (the “SEC”) on April 10, 2014, and the Annual Report on Form 10-K for the year ended December 31, 2013 filed by SLM Corporation (“Sallie Mae”) with the SEC on February 19, 2014 (the “2013 Form 10-K”), and subsequent reports filed by Navient and Sallie Mae with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2013 Form 10-K. This presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the beliefs and expectations of Navient and/or Sallie Mae and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others: the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the 2013 Form 10-K, in Risk Factors in the Form 10, and the subsequent filings of Navient and Sallie Mae with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which Navient and/or Sallie Mae is a party; credit risk associated with exposure to third parties, including counterparties to derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). Navient and Sallie Mae could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings or the credit ratings of the United States of America; failures of operating systems or infrastructure, including those of third-party vendors; damage to business reputation; failures to successfully implement cost-cutting and adverse effects of such initiatives on business; risks associated with restructuring initiatives, including the separation of Sallie Mae and Navient into two distinct publicly traded companies; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of earning assets vs. funding arrangements; changes in general economic conditions; and changes in the demand for debt management services. The preparation of Navient and Sallie Mae consolidated financial statements also require management to make certain estimates and assumptions, including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. Neither Navient nor Sallie Mae undertakes any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in expectations.

Navient and Sallie Mae report financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in GAAP but not in core earnings results. Navient and Sallie Mae provide core earnings measures because this is what management uses when making management decisions regarding Navient and Sallie Mae performance and the allocation of corporate resources. Navient and Sallie Mae core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see “Core Earnings — Definition and Limitations” in the 2013 Form 10-K and Form 10 for a further discussion and a complete reconciliation between GAAP net income and core earnings for Sallie Mae and Navient, respectively.

For additional information on the proposed separation of Sallie Mae and Navient, please see the 2013 Form 10-K and Form 10 of Sallie Mae and Navient, respectively.

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved.

Navient Unaudited Pro Forma Condensed Financials

The slide on page 22 presents unaudited pro forma condensed financial statements of Navient reflecting the separation and distribution that is expected occur to on April 30, 2014.

- The unaudited consolidated pro forma balance sheet as of December 31, 2013 reflects Navient results as if the separation and distribution and such related transactions had occurred as of December 31, 2013.

- The unaudited consolidated pro forma statement of operations for the year ended December 31, 2013 reflects Navient’s results as if the separation and distribution and related transactions had occurred as of January 1, 2013.

Navient’s historical information, throughout this presentation, on a “pro forma basis” refers to Navient’s business, net income, assets and liabilities, as adjusted to give effect to the separation and distribution as described in the previous bullet (unless otherwise indicated).

The unaudited pro forma financial statements are not intended to be a complete presentation of Navient’s financial position or results of operations had the separation and distribution occurred as of and for the year ended December 31, 2013. In addition, these pro formas are provided for illustrative and informational purposes only and are not necessarily indicative of Navient’s future results of operations or financial condition as an independent, publicly traded company.

Please refer to the “Unaudited Pro Forma Condensed Consolidated Financial Statements” contained on pages 51 to 58 in the Form 10 filed on April 10, 2014 for further information and discussion regarding these pro formas.

Although Navient is the legal spinnee, from an accounting standpoint, Navient is considered the “accounting spinnor” and therefore will be the “accounting successor” to SLM. As a result, the “historical” financial statements of Navient will be SLM’s previously filed financial statements.

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved.

The new name in loan management, servicing and asset recovery more than 40 years in the making.

Helping our customers navigate the path to financial success is everything we stand for. Our name symbolizes the expertise, experience and dedication we consistently deliver for our clients and customers.

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved.

Experienced Management Team

Jack Remondi,

Chief Executive Officer

30 years of financial services experience

Currently serves as SLM’s Chief Executive Officer

Somsak Chivavibul,

Chief Financial Officer

25 years of financial services experience

Currently serves as SLM’s SVP – Financial Planning & Analysis

John Kane,

Chief Operating Officer

24 years of financial services experience

Currently serves as SLM’s SVP – Enterprise Project Management

Oversaw the project activities related to the successful separation of Sallie Mae into two publicly traded companies

Tim Hynes,

Chief Risk Officer

21 years of financial services experience

Currently serves as SLM’s SVP – Asset Recovery

Oversaw implementation of a more predictive scorecard and a new credit decision engine

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved.

Separation Details

Company

Spin-Off Company: Navient (loan management, servicing and asset recovery company)

Remaining Company: Sallie Mae

Transaction

Tax-free spin-off of Navient to Sallie Mae Shareholders

1:1 distribution ratio

Exchange Details

Navient: NASDAQ / “NAVI”

Sallie Mae: NASDAQ / “SLM”

Financial Details

All existing secured and unsecured debt will be the obligation of Navient

Preferred securities will remain at Sallie Mae

Navient expects to follow a capital return policy that is consistent with Sallie Mae’s current distribution policy (common dividend and share repurchase)

Timing & Approvals

When-Issued Trading: April 17, 2014

Record Date: April 22, 2014

Distribution Date: April 30, 2014

Regular Way Trading: May 1, 2014

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Strategic Separation Into Two Distinct Businesses

Transaction Entity Spin-Off Company Remaining Company

Strategic Focus Leading education loan management, servicing and Consumer banking and leading private education asset recovery company loan origination franchise Key Businesses • FFELP Loan Portfolio • Largest Private Education Loan Originator

Non-Bank Private Education Loan Portfolio Private Education Loan Servicing

Largest Education Loan Servicer (FFELP, ED, Other Consumer Assets (Future) private) Deposits

Asset Recovery Services Upromise Rewards

Guarantor Servicing Insurance Services

Student Assistance and Outreach Solutions Credit Card

Pro Forma Assets $148.4 Assets $11.3 Financial Statistics FFELP Loans $103.2 FFELP Loans $1.4 As of 12/31/13 ($ billions) Private Loans $31.0 Private Loans $6.5 Deposits $ – Deposits $9.0 Secured Debt $120.5 Secured Debt $ –Unsecured Debt $18.3 Unsecured Debt $ –Preferred Stock $ – Preferred Stock $0.6 Tangible Common Equity $3.5 Tangible Common Equity $1.2

Regulatory Status No bank regulation; Regulated by Utah Dept. of Finance and FDIC; continued CFPB supervision CFPB supervision by end of 2014

For a description of Navient’s Unaudited Pro Forma Condensed Financials, see slide 3

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved. 7

Investment Highlights – Navient Pro Forma

Large, high quality asset base

$134bn student loan portfolio; 77% insured or guaranteed

Average remaining life of 7 years

80% of education loans are funded to term

Efficient and large scale servicing platform

Largest education loan servicer

12mm customers and nearly $300bn of education loans serviced

Additional platform capacity to continue to scale business

Robust compliance driven culture with multiple lines of defense routines and expertise

Superior operating performance

Superior default prevention

Industry leading asset recovery

Significant and predictable cash flow generation

$35bn of FFELP and private education life of loan cash flows

1.9x unsecured debt coverage

Strong capital return

Significant cash flow and capital released as legacy portfolio pays down

Committed to consistent capital return

Meaningful growth opportunities

Opportunistic acquisitions of FFELP and private education loan portfolios

Additional ED and third party servicing and asset recovery opportunities

Note: Financial data as of 12/31/2013.

For a description of Navient’s Unaudited Pro Forma Condensed Financials, see slide 3

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High Quality Education Loan Portfolio –Navient Pro Forma

FFELP Portfolio

Largest holder of FFELP loans

97-98% of portfolio is government guaranteed

FFELP portfolio expected to amortize over 20 years

85% of portfolio funded to term with securitizations

Fully integrated servicing and asset recovery support operations

Private Education Portfolio

Largest holder of Private Education loans

Seasoned portfolio with nearly 90% of loans having made more than 12 payments

Typically non-dischargeable in bankruptcy

Integrated underwriting, servicing and asset recovery

Private Education 23%

FFELP 77%

Total Education Loans: $134bn

FFELP Portfolio Statistics

Balance ($bn, net of allowance) $103

% Consolidation Loans 62%

% Stafford & Other 38% 90+ Day Delinquent 9.3%

Private Education Portfolio Statistics

Balance ($bn, net of allowance) $31

Avg. Loan Size $10,316 Avg. FICO at Orig. 717

% Cosigner 63% 90+ Day Delinquent 4.7%

Note: Financial data as of 12/31/2013.

For a description of Navient’s Unaudited Pro Forma Condensed Financials, see slide 3

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Strong Private Education Portfolio Credit Performance – Navient Pro Forma

Private Credit: % of Portfolio Outstanding by Segment

Private Credit Charge-Off Rate by Segment

Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other Moderate Risk = Legacy Traditional Non-Cosigned Elevated Risk = Non-Traditional For Note: a description Financial data of Navient’s as of 12/31/2013 Unaudited . Pro Forma Condensed Financials, see slide 3

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Large Scale Servicing Platform and Operations –Navient Pro Forma

Large Servicing Platform

Significant Volume Processed

100% 25%

11% 11% 10% 9% 90% 15% 14% 13%

21.3%

80% 25% 20%

27% 29% 29%

29% 17.3% 70% 28% 28%

60% 15%

12.6%

50% 10.4% 11.1%

9.8% 94% .

40% 10%

64% 66% 6.7% 6.8% 30% 59% 60% 61%

57% 57% 5.6%

5.4%

20% 5% 6.3% 4.6%

5.6%

2.6% 2.9% 4.3%

3.9%

10% 2.8% 3.1% 20% .

2.6% 2.7% 2.1%

2.3% 1.8%

1.0% 1.0%

0% 0%

Dec 07 Dec 08 Dec 09 Dec 10 Dec 11 Dec 12 Dec 13 2007 2008 2009 2010 2011 2012 2013

Low Risk Moderate Risk Elevated Risk Low Risk Moderate Risk Elevated Risk Overall Portfolio

Large Scale Servicing Platform and Operations –Navient Pro Forma

Large Servicing Platform

60 $300

Serviced 50 $250

40 $200 ( $ in Principal millions) 30 $150 Borrowers in billio ns) and (# 20 $100 Serviced Loans 10 $50

0 $0 2010 2011 2012 2013 Average Loans Serviced Average Borrowers Serviced Average Principal Serviced

Significant Volume Processed

100 25

80 20

(#

60 15 in Call Processed millions) millions) Volumes in

40 10 Payments (#

20 5

0 0 2010 2011 2012 2013

Payment Volume Servicing Call Volume

11 servicing and asset recovery locations with experienced management team and staff

Servicing 12 million of the 45 million borrowers with an education loan

Demonstrated scalable infrastructure with capacity to add volume

History of large, well executed account conversions

2011 – $26 billion in FFELP loans acquired and converted from Citibank

2013 – $40 billion Legacy Direct Loan portfolio converted from ACS

For a description of Navient’s Unaudited Pro Forma Condensed Financials, see slide 3

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Superior Operating Performance

Average Quarterly % Default Score ED Servicing Contract-to-Date

0.90%

0.80%

0.70%

0.60%

0.50%

Navient Competitor 1 Competitor 2 Competitor 3

Source: Department of Education, Sallie Mae Estimates

Best-in-class performance; if other firms performed at the same level as Navient:

~250,000 fewer defaulted borrowers

$1.1 billion in additional recoveries

Servicing business and asset recovery business requires little capital and generates high returns on equity

Robust compliance driven culture driven by a “customer first” approach

Ability to maintain efficiencies in increasingly complex environment

Demonstrated FFELP compliance and preserved federal loan guarantee

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved. 12

Education Loan Portfolio Generates Significant Cash Flows – Navient Pro Forma

Key Portfolio Characteristics

Over $35bn of estimated future cash flows

- Highly predictable

- Includes ~$11bn of overcollateralization to be released from residuals

- Continuing low interest rate environment will increase future floor revenue

~20 year remaining life

~1.9x unsecured debt coverage

Significant pool of cash available for shareholder distributions

Keys to Maximizing Portfolio Value

Portfolio management strategy (term extension, default prevention)

Interest rate risk management

Continued efforts to drive efficiencies and reduce direct and overhead costs

Enhanced compliance and regulatory risk management

Capital markets strategies (leverage / funding / residuals)

Note: Financial data as of 12/31/2013.

For a description of Navient’s Unaudited Pro Forma Condensed Financials, see slide 3

Projected Life of Loan Cash Flows*

As of December 31, 2013

FFELP Cash Flows Secured

Residual (including O/C) $7.1 Floor 1.9 Servicing 4.2

Total Secured $13.2 Unencumbered $1.3 Total FFELP Cash Flows $14.5

Private Credit Cash Flows Secured

Residual (including O/C) $12.5 Servicing 1.4

Total Secured $13.9 Unencumbered $6.9 Total Private Cash Flows $20.8

Combined Cash Flows $35.3

*Floor cash flows projected using 1/13/14 yield curve. These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved. 13

Conservative Funding Profile – Navient Pro Forma

High Percentage of Education Loans Funded to Term

Unsecured Debt, $17bn

Funded to Term, $107bn Secured

- FFELP Consolidation Term

Facilities,

ABS, $58bn $10bn

- FFELP Non-Consolidation Term ABS, $30bn

- Private Term ABS, $19bn

$134bn Pro Forma Student Loan Portfolio1

80% of student loan portfolio funded to term

Continued access to securitization market

- Strong capital markets team with extensive market knowledge and transaction experience

- $6.5bn of FFELP securitizations and $3.1bn of Private Education Loan securitizations in 2013

1 Figures as of December 31, 2013

For a description of Navient’s Unaudited Pro Forma Condensed Financials, see slide 3

Unsecured Debt Maturities

$3.7

$2.8 $2.5 $2.2 $2.3 $1.8 $1.5 $1.6

$0.1

2014 2015 2016 2017 2018 2019 2020 2021 2022+

Demonstrated access to capital markets

- 3 unsecured debt issuances since May 2013 separation announcement, totaling $3.1bn

Cash flow coverage in excess of unsecured debt maturities

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Focused on Distributing Excess Capital

		Outlook
Capital Generation *Strong predictable cash flows*	**Net Income**	• 2014 Standalone[1] Core Earnings EPS Estimate of $2.05
	Capital Release *Portfolio run-off and residual sales*	• Economic capital – 0.50% for FFELP loans – 12% for Private Education loans • Continue to explore opportunities to optimize cash flows
Capital Usage *Return excess capital to shareholders*	**Common Dividend**	• ~30% payout ratio
	Share Repurchase	• Return excess capital and cash flows to shareholders after dividends are paid
	Growth Opportunities	• Portfolio and servicing acquisitions • Fee businesses

[1] **Reported** Navient 2014 Core Earnings EPS will include 4 months of the consumer banking business results (January 2014 through the expected date of separation and distribution on April 30, 2014), actual restructuring and reorganization expense and the impact of the transition services agreements and long term contracts between Navient and SLM Corporation from April 30, 2014 (expected date of separation and distribution) forward. In order to provide investors with some reference for Navient's expected ordinary course future performance post-spin, we have provided **Standalone** Navient 2014 Core Earnings EPS which does not include consumer banking business results from January 2014 to April 2014 or expected spin related reorganization and restructuring expenses or any potential additional compliance remediation expense. We do not anticipate Reported Core Earnings EPS will be materially different from Standalone Core Earnings EPS.

NAVIENT
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15

Leveraging Core Strengths to Drive Growth

Large Scale Servicing Platform

Capacity to process large volume of transactions and manage complex administrative requirements

Flexibility to acquire portfolios or service on third-party basis

Default Prevention and Asset Recovery

Delinquency and charge-offs significantly below national average

Industry leading asset recovery and private credit loss mitigation capabilities

Operating Efficiency

Customized and efficient account-based servicing system and environment

Proven track record of cost reductions throughout franchise

Regulatory Compliance and Risk Management

Demonstrated compliance infrastructure

Operational and technical expertise and capacity to adapt to new regulatory environment

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Growth Opportunities

Multiple channels available to drive profitable growth in both portfolio acquisitions and fee based opportunities

	Description	Market Opportunity
FFELP Acquisition and Servicing	• Focus on lenders that contract with 3rd party servicers given vendor management requirements and servicing risk • Regulatory trends (capital, compliance) will encourage asset dispositions from banks	$150bn of FFELP loans not owned or serviced by Navient
Private Education Loan Acquisition and Servicing	• Ability to position Navient as servicing partner vs. competitor • Dormant portfolios drive further Private Education loan opportunities	$70bn of Private Education loans not owned or serviced by Navient
Department of Education Services	• Servicing scale, performance and compliance creates opportunity • Default management opportunity driven by increasing share to top agencies and enhanced recovery potential • Origination contract up for rebid	Department of Education spend to originate, service and collect loans projected to increase from $1.5bn to $2.0bn by 2017
Asset Recovery Services	• Continue to expand market share with student loan guarantors • Expand into state, court and municipality asset recovery • Non-ED government asset recovery provide additional growth opportunity	State, court and municipality recoveries: $380mm annual recovery revenue Other government contracts: More than $500bn outstanding receivables
School Services	• Expand and grow default prevention services to schools • Grow market share of servicing other loans, such as Perkins	Over $200mn annual revenue Market of $680mn of annual receivables

NAVIENT
Confidential and proprietary information © 2014 Navient, Inc. All rights reserved.
17

Conclusion

1 Large, high quality asset base

2 Efficient and large scale servicing platform

3 Superior operating performance

4 Significant and predictable cash flow generation

5 Strong capital return

6 Meaningful growth opportunities

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Appendix

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved. 20

Top Holders of FFELP Loans

Top Ten Not-For-Profit Holders of FFELP Loans

Lender $’s in Billions Brazos $8.7 PHEAA $7.3 Access Group $4.1 Northstar $3.4 MOHELA $2.9 EdSouth $2.4 College Foundation $2.4 SC Student Loan $2.4 Edsouth Services $1.8 KHESLC $1.3 Total Not-For-Profit $34

Top Ten For-Profit Holders of FFELP Loans

Lender $’s in Billions Nelnet $25.2 Wells Fargo $12.9 Chase $7.5 PNC $6.1 CLC $5.7 Goal Financial $5.6 SunTrust $5.5

Student Loan Express $3.6

Bank of America $3.6 U.S. Bank $3.0

Total For-Profit $75

*Source: Sallie Mae 9/30/2013 estimates based on US ED Top 100 Holder 2013 and 2012 report

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved.

Navient Unaudited Pro Forma Condensed Financials

GAAP Balance Sheet

December 31, 2013 ($ in billions)

Assets

FFELP Loans (Net of Allowance for Losses) $ 103.2

Private Education Loans (Net of Allowance 31.0

for Losses)

Cash & Cash Equivalents 2.4

Other Assets 11.8

Total Assets $ 148.4

Liabilities and Equity

Senior Unsecured Debt $ 18.3

Secured Borrowings 120.5

Other Liabilities 5.7

Total Liabilities $ 144.5

Common Equity 3.9

Total Liabilities & Stockholders Equity $ 148.4

GAAP & Core Earnings Income Statement

Year Ended December 31, 2013 ($ in millions except per share amounts)

GAAP Core

Navient Pro GAAP to Navient Pro

Forma Core Adjs Forma

Interest income:

Net interest income $ 2,703 (455) $ 2,248

Less: provisions for loan losses 770 - 770

Net interest income after provisions for loan losses 1,933 (455) 1,478

Other income (loss):

Gains on sales of loans and investments 302 - 302

Gains (losses) on derivative and hedging activities, net (269) 268 (1)

Servicing revenue 292 - 292

Contingency revenue 420 - 420

Gains on debt repurchases 42 6 48

Other 100 (62) 38

Total other income (loss) 887 212 1,099

Total operating expenses 818 (10) 808

Income from continuing operations, before income tax expense 2,002 (233) 1,769

Income tax expense 739 (96) 643

Net income from continuing operations $ 1,263 (137) $ 1,126

Diluted earnings (loss) per common share attributable to Navient:

Continuing operations $ 2.82 $ 2.51

Average common and common equivalent shares outstanding 449 449

For a description of Navient’s Unaudited Pro Forma Condensed Financials, see slide 3

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved.

22

Navient Unaudited Pro Forma Condensed Financials—Differences between “Core Earnings” and GAAP

Year ended December 31, 2013 ($ in millions) (unaudited)

“Core Earnings” adjustments to GAAP:

Pro forma Navient GAAP net income from continuing operations $ 1,263

Net impact of derivative accounting (243) Net impact of goodwill and acquired intangible assets 10 Net income tax effect 96 Total “Core Earnings” adjustments to GAAP (137)

Pro forma “Core Earnings” net income from continuing operations $1,126

Note: In accordance with Article 11-02(b)(5) and consistent with Navient’s unaudited pro forma consolidated statements of income included in its Form 10 filed on April 10, 2014, only net income from continuing operations is presented. As a result, net income from discontinued operations is excluded.

Confidential and proprietary information © 2014 Navient, Inc. All rights reserved. 23